                                                                   Exhibit 10.16

                  THIRD AMENDED AND RESTATED CO-SALE AGREEMENT

     This Third Amended and Restated Co-Sale Agreement (the "Agreement") is entered into as of January 18, 2002 by and among Monitronics International, Inc., a Texas corporation (the "Company"), the holders of Preferred Stock listed on the Schedule of Preferred Holders attached hereto (the "Preferred Holders"), the holders of Common Stock Purchase Warrants listed on the Schedule of Warrant Holders attached hereto (the "Warrant Holders," and collectively with the Preferred Holders, the "Purchasers"), the holders of Common Stock listed on the Schedule of Common Shareholders attached hereto (the "Common Shareholders," and, together with the Purchasers and such other parties as may from time to time become parties hereto, the "Shareholders").

                                    Recitals

     The Company and certain of the Preferred Holders are parties to a Stock Purchase Agreement, dated as of October 21, 1994, as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated as of November 10, 1994, that certain Amendment No. 2 to Stock Purchase Agreement, dated as of May 10, 1996, that certain Amendment Agreement, dated as of November 22, 1996 (the "First Amendment Agreement"), that certain Second Amendment Agreement, dated as of May 19, 1997 (the "Second Amendment Agreement"), that certain Transfer, Assignment and Assumption Agreement and Third Amendment Agreement, dated as of January 1, 1998 (the "Third Amendment Agreement"), that certain Consent to Various Actions under Various Documents, dated as of May 13, 1998, that certain Consent to Various Actions under Various Documents and Amendment to Stock Purchase Agreement, dated as of January 6, 1999, that certain Sixth Amendment Agreement dated as of April 27, 2001 (the "Sixth Amendment Agreement") and that certain Seventh Amendment Agreement dated as of January 18, 2002 (the "Seventh Amendment Agreement") (as so amended, the "Series A Purchase Agreement"), providing, among other things, for the purchase by such Preferred Holders of 4,000,000 shares of Series A Preferred Stock of the Company.

     The Company and certain of the Warrant Holders are parties to a Senior Subordinated Note and Warrant Purchase Agreement, dated as of May 10, 1996, as supplemented and modified by (i) the Senior Subordinated Note and Warrant Purchase Agreement, dated as of November 22, 1996, and (ii) the Senior Subordinated Note and Warrant Purchase Agreement, dated as of May 19, 1997, as amended by that certain Amendment, dated as of March 13, 1998, that certain Second Amendment, dated as of January 13, 1999, that certain Termination of Put Rights, dated as of June 15, 1998, that certain Third Amendment, dated as of March 9, 1999, and that certain Fourth Amendment, dated as of February 4, 2000,
(iii) the Sixth Amendment Agreement and (iv) the Seventh Amendment Agreement (as so supplemented and modified, the "Note Agreement"), providing, among other things, for the purchase by such Warrant Holders of warrants (the "Mezzanine Warrants") to acquire up to 569,757 shares (subject to adjustment as provided in such Warrants) of Class A Common Stock of the Company.

     The Company and certain of the Preferred Holders are parties to a Series B Preferred Stock Purchase Agreement, dated as of May 19, 1997, as amended by the Third Amendment Agreement, that certain Termination of Put Rights, dated as of June 15, 1998 and the Seventh Amendment Agreement (as so amended, the "Series B Purchase Agreement"), providing, among other things, for the purchase by such Preferred Holders of 5,000,000 shares of Series B Preferred Stock and warrants (the "Preferred B Warrants") to acquire up to 961,700 shares (subject to adjustment as provided in such Warrants) of Class A Common Stock of the Company.

     The Company and certain of the Preferred Holders are parties to a Series C Preferred Stock Purchase Agreement, dated as of February 22, 1999, providing, among other things, for the purchase by certain Preferred Holders of 1,409,375 shares of Series C Preferred Stock of the Company.

     The Company and certain of the Preferred Holders are parties to a Series C Preferred Stock Exchange Agreement, dated as of April 27, 2001, providing, among other things, for the exchange by certain Preferred Holders of 1,409,375 shares of Series C Preferred Stock of the Company for 1,409,375 shares of Series C Preferred Stock and 251,420 shares of Series C-1 Preferred Stock of the Company.

     The Company and certain of the Preferred Holders have entered into a Series D-1 Preferred Stock Purchase Agreement, dated as of April 27, 2001, as amended by that certain First Amendment to Series D-1 Preferred Stock Purchase Agreement, dated as of January 18, 2002 (the "Series D-1 Purchase Agreement"), providing, among other things, for the purchase by certain Preferred Holders of up to 70,000 shares of Series D-1 Preferred Stock.

     The Company and certain of the Warrant Holders are parties to a Subordinated Note and Warrant Purchase Agreement, dated as of January 18, 2002 ("2001 Note Agreement"), providing, among other things, for the purchase by such Warrant Holder of warrants (the "2001 Warrants" and, together with the Mezzanine Warrants and the Preferred B Warrants, the "Warrants") to acquire up to 1,133,328 shares (subject to adjustment as provided in such Warrants) of Class A Common Stock of the Company.

     The Company, the Preferred Holders referred to therein, the Warrant Holders referred to therein and each Common Shareholder are parties to a Second Amended and Restated Co-Sale Agreement, dated as of April 27, 2001(as amended, the "Second Amended and Restated Co-Sale Agreement").

     The parties hereto are, concurrently herewith, entering into a Fourth Amended and Restated Shareholders Agreement, dated as of the date hereof (as in effect from time to time, the "Shareholders Agreement").

     The parties hereto desire to amend and restate the Second Amended and Restated Co-Sale Agreement in its entirety in order to facilitate the transactions contemplated by the 2001 Note Agreement.

     Capitalized terms not defined elsewhere herein shall have the respective meanings assigned to them in the Shareholders Agreement.

     The parties hereto agree that the Second Amended and Restated Co-Sale Agreement shall be amended and restated in its entirety by this Agreement, and the parties further agree as follows:

1.   Co-Sale Provisions.

     1A. Co-Sale Right. Subject to Paragraph 1C of this Agreement, whenever and as often as any party hereto (a "Selling Shareholder") desires to sell any Series A Preferred Stock, Series C Preferred Stock, Warrant Shares or Common Stock ("Triggering Securities"), the Selling Shareholder shall give written notice (the "Selling Shareholder Notice") to each other party hereto that is a holder of Company Securities and each Permitted Transferee thereof that is a holder of Company Securities (each, an "Offeree Shareholder") to such effect, enclosing a copy of the written offer (or, if no written offer exists, a detailed written summary of such unwritten offer) specifying the number and type of Triggering Securities which the Selling Shareholder desires to sell (and, in the case of Triggering Securities other than Common Stock, the number of shares of Common Stock such Triggering Securities are convertible into, or exercisable or exchangeable for), the name of the Person(s) to whom the Selling Shareholder desires to make such sale and the purchase price per share of Triggering Securities which has been offered in connection with such offer. Each Offeree Shareholder shall have the right, at such Offeree Shareholder's option, either to (a) exercise its rights, if any, under Paragraph 2B of the Shareholders Agreement (if such Paragraph 2B applies to such sale) or (b) to participate in the sale to the prospective purchaser pursuant to this Paragraph 1 (the "Co-Sale Right").

     1B. Exercise of Co-Sale Right. An Offeree Shareholder may exercise his or its Co-Sale Right by giving written notice (the "Offeree Shareholder Notice") to the Selling Shareholder within 20 days after the receipt of the Selling Shareholder Notice. If any Offeree Shareholder exercises his or its Co-Sale Right, the Selling Shareholder shall arrange for the sale to the prospective purchaser of up to a quantity of Company Securities (including, in the case of a sale of Common Stock or Company Securities convertible into, or exercisable or exchangeable for, Common Stock, shares of Common Stock issuable upon the conversion, exercise or exchange of such Company Securities) of each Offeree Shareholder delivering an Offeree Shareholder Notice which bears the same proportion to the total number of shares of Common Stock (on a fully-diluted basis) owned by such Offeree Shareholder as the number of shares of Common Stock (on a fully-diluted basis) being sold by the Selling Shareholder bears to the total number of shares of Common Stock (on a fully-diluted basis) owned by the Selling Shareholder, at the purchase price per share and on the terms and conditions specified in the Selling Shareholder Notice. For purposes of this Paragraph 1B:

          (a) if the Selling Shareholder proposes to sell only Common Stock, an Offeree Shareholder may elect to sell (i) Common Stock (1) held by such Offeree Shareholder and/or (2) issuable to such Offeree Shareholder upon the conversion, exercise or exchange of other Company Securities held by such Offeree Shareholder, at the purchase price per share specified for the Common Stock in the Selling Shareholder Notice, and/or (ii) Company Securities held by such Offeree Shareholder which are convertible into, or exercisable or exchangeable for, Common Stock, at the purchase price per share of Common Stock specified in the Selling Shareholder Notice multiplied by the number of shares of Common Stock into which a share of such Company Securities are then convertible into, or exercisable or exchangeable for;

          (b) if the Selling Shareholder proposes to sell only Preferred Stock, an Offeree Shareholder may elect to sell (i) Preferred Stock of the same series as that being sold by the Selling Shareholder held by such Offeree Shareholder, at the purchase price per share specified for the Preferred Stock in the Selling Shareholder Notice and/or (ii) Common Stock (1) held by such Offeree Shareholder and/or (2) issuable to such Offeree Shareholder upon the conversion, exercise or exchange of other Company Securities held by such Offeree Shareholder, at a price determined by dividing
(A) (x) the purchase price per share of the Preferred Stock specified in the Selling Shareholder Notice minus (y) if the Preferred Stock to be sold by the Selling Shareholder is Series A Preferred Stock, the Series A Liquidation Value (as defined in the Articles of Incorporation) per share of the Series A Preferred Stock as of the date of the sale by (B) the number of shares of Common Stock into which a share of the Preferred Stock to be sold by the Selling Shareholder is then convertible; and

          (c) if the Selling Shareholder proposes to sell Preferred Stock and Common Stock, an Offeree Shareholder may elect to sell (i) Preferred Stock of the same series as that being sold by the Selling Shareholder held by such Offeree Shareholder at the purchase price per share specified for the Preferred Stock in the Selling Shareholder Notice and/or (ii) Common Stock (1) held by such Offeree Shareholder and/or (2) issuable to such Offeree Shareholder upon the conversion, exercise or exchange of Company Securities held by such Offeree Shareholder, at a price determined by dividing (A) (x) the purchase price per share of the Preferred Stock specified in the Selling Shareholder Notice minus
(y) if the Preferred Stock to be sold by the Selling Shareholder is Series A Preferred Stock, the Series A Liquidation Value (as defined in the Articles of Incorporation) per share of the Series A Preferred Stock as of the date of the sale by (B) the number of shares of Common Stock into which a share of the Preferred Stock to be sold by the Selling Shareholder is then convertible; provided, that the reduction described in clause (A)(y) above will apply only to a proportion of the Common Stock to be included by an Offeree Shareholder that is equal to the proportion that the Series A Preferred Stock (on an as-converted basis), to be included by the Selling Shareholder bears to the total quantity of Common Stock and Preferred Stock (on an as-converted basis) to be included by the Selling Shareholder.

     1C. Immediate Vesting of Company Securities; Excluded Transactions. For purposes of this Part 1, Company Securities that are convertible into, or exercisable or exchangeable for, Common Stock, at such Offeree Shareholder's option, shall vest immediately prior to the closing of the sale of the shares of Company Securities by the Selling Shareholder pursuant to this Part 1 so that such shares may be issued and sold hereunder by such Offeree Shareholder and shall be considered issued and outstanding for purposes of making the above calculations. The Co-Sale Right shall not apply to (a) the repurchase or redemption by the Company of any Company Securities, (b) any event which is a "liquidation" (as defined in the Articles of Incorporation), (c) transfers of Company Securities to any Permitted Transferee, provided such Permitted Transferee complies with the provisions of Paragraph 1D(ii) of this Agreement,
(d) a pledge of Company Securities to the Lenders as acknowledged by the parties hereto pursuant to Paragraph 5M of the Shareholders Agreement, (e) transfers of Preferred B Warrant Shares, provided such Preferred B Warrant Shares are transferred as part of a transaction in which not less than a proportional amount of the shares of Series B Preferred Stock held by the transferring holder and its Affiliates are also transferred or (f) transfers of shares of Series D Underlying Common Stock, provided such shares of Series D Underlying Common Stock are transferred as part of a transaction in which not less than a proportional amount of the shares of Series D-2 Preferred Stock held by the transferring holder and its Affiliates are also transferred.

     1D. Purchasers or Transferees of Capital Stock. Except as otherwise specifically provided herein, any transferee or other Person who shall acquire (either voluntarily or involuntarily, by operation of law or otherwise) any shares of Company Securities that were originally held by a party to this Agreement shall be bound by, and shall have the benefit of, all the terms and conditions of this Agreement to the same extent as such party. The Company shall not effect any such transfer of Company Securities until: (i) it has received evidence satisfactory to it that all of the provisions of this Agreement applicable to such transfer have been complied with and (ii) each transferee or other Person (and such transferee's or other Person's spouse) of such Company Securities has executed an addendum agreement with the parties hereto in the form of Exhibit A attached hereto, agreeing to be bound hereby. Each transferee of, or other Person acquiring, Company Securities shall take such Company Securities subject to, and be fully bound by, this Agreement with the same effect as if it were a party hereto, with those rights and obligations hereunder expressly provided herein.

2.   General Provisions.

     2A. Legends on Certificates.

          (a) During the term of this Agreement, the Company shall affix to each certificate issued on or after the date hereof to a party hereto and evidencing Triggering Securities, a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS AND AGREEMENTS CONTAINED IN A THIRD AMENDED AND RESTATED CO-SALE AGREEMENT DATED AS OF JANUARY 18, 2002 AMONG THE COMPANY AND CERTAIN SHAREHOLDERS AND WARRANT HOLDERS. A COPY OF THE CO-SALE AGREEMENT AND ALL APPLICABLE AMENDMENTS THERETO WILL BE FURNISHED BY THE COMPANY TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE."

          (b) During the term of this Agreement, the Company shall not effect any transfer of Triggering Securities evidenced by a certificate issued prior to the date hereof and held by any party to this Agreement until it has advised the proposed transferee of such Triggering Securities that such Triggering Securities are subject to the restrictions on transfer set forth in this Agreement and provided such proposed transferee with a copy of this Agreement and any applicable amendments. The Company shall make a notation on its records and give instructions to any transfer agent of the Company Securities in order to implement the restrictions on transfer established in this Agreement.

     2B. Termination; Amendment and Waiver.

          (a) This Agreement shall terminate upon the earlier to occur of (i) the written agreement of (A) the holders of at least 66 2/3% of the Series A Underlying Common Stock then outstanding, (B) the holders of at least 66 2/3% of the Warrant Shares (other than the 2001 Warrant Shares), (C) the holders of at least 66 2/3% of the Series C Underlying Common Stock then outstanding, (D) the holders of at least 66 2/3% of the Series D Underlying Common Stock then outstanding, and (E) the holders of at least 66 2/3% of the 2001 Warrant Shares then outstanding, (ii) the acquisition by a single purchaser of all of the issued and outstanding shares of the Preferred Stock, Underlying Common Stock, Common Stock, Warrants and Warrant Shares or (iii) the closing of a Qualified Public Offering.

          (b) No amendment, modification or waiver of this Agreement or any provision hereof shall be effective unless made by the written agreement of (A) the holders of at least 66 2/3% of the Series A Underlying Common Stock then outstanding, (B) the holders of at least 66 2/3% of the Warrant Shares (other than the 2001 Warrant Shares), (C) the holders of at least 66 2/3% of the Series C Underlying Common Stock then outstanding, (D) the holders of at least 66 2/3% of the Series D Underlying Common Stock then outstanding, and (E) the holders of at least 66 2/3% of the 2001 Warrant Shares then outstanding.

     2C. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally or by cable, telex, facsimile transmission, telegram or overnight delivery service, or 72 hours after having been mailed by certified or registered mail, return receipt requested and postage prepaid, to the recipient. Such notices, demands and other communications will be sent to each party at the address indicated below:

To the Company:   Monitronics International, Inc.
                  12801 Stemmons Freeway
                  Suite 821
                  Dallas, TX 75234
                  Facsimile: (972) 919-1985
                  Attn: James R. Hull

With a copy to:   Vinson & Elkins L.L.P.
                  2001 Ross Avenue
                  Suite 3700
                  Dallas, TX 75201
                  Facsimile: (214) 999-7714
                  Attn: Christine Hathaway

     To Preferred Holders or Warrant Holders to their addresses set forth on the Schedule of Preferred Holders or Warrant Holders, as the case may be,

With a copy to:   If to Austin Ventures:
                  Vinson & Elkins L.L.P.
                  600 Congress Avenue
                  Suite 2700
                  Austin, TX 78701
                  Facsimile: (512) 236-3450
                  Attn: William R. Volk

                  and

                  If to Windward:
                  Skadden, Arps, Slate, Meagher & Flom LLP
                  Four Times Square
                  New York, NY 10036
                  Facsimile: (212) 735-2000
                  Attn: Howard L. Ellin

                  and

                  If to ABRY:
                  Kirkland & Ellis
                  153 East 53rd Street
                  New York, NY 10022
                  Facsimile: (212) 446-4900
                  Attn: John L. Kuehn

                  and

                  If to CRL:
                  Testa, Hurwitz & Thibeault, LLP
                  125 High Street
                  Boston, MA 02110
                  Facsimile: (617) 248-7100
                  Attn: Andrew E. Taylor, Jr.

                  and

                  If to The Northwestern Mutual Life Insurance Company:
                  Schiff Hardin & Waite
                  6600 Sears Tower
                  Chicago, IL 60606
                  Facsimile: (312) 258-5600
                  Attn: Andrew A. Kling

     To the Common Shareholders, to their addresses set forth on the Schedule of Common Shareholders, or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

     2D. Governing Law. The construction, validity and interpretation of this Agreement will be governed by the internal laws of the State of Texas without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

     2E. Entire Agreement. This Agreement and the addendum, exhibits and schedules hereto embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     2F. Further Assurances. Each party to this Agreement hereby covenants and agrees, without the necessity of any further consideration, to execute and deliver any and all such further documents and take any and all such other actions as may be necessary or appropriate to carry out the intent and purposes of this Agreement and to consummate the transactions contemplated herein.

     2G. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall be one and the same document.

     2H. Reorganization. The provisions of this Agreement shall apply to any shares of Equity Securities resulting from any stock split or reverse stock split, stock dividend, reclassification, subdivision, consolidation or reorganization of any shares of Company Securities and to any shares of Company Securities or shares of Equity Securities of any successor company which may be received by any of the parties hereto by virtue of their respective ownership of any shares of Company Securities.

     2I. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     2J. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     2K. Binding Effect. Except as otherwise expressly provided herein, all covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, unless expressly provided otherwise, the provisions of this Agreement which are for (i) any Purchaser's benefit as a purchaser or holder of shares of Underlying Common Stock are also for the benefit of, and enforceable by, any subsequent holder of such Underlying Common Stock and (ii) any Warrant Holder's benefit as a purchaser or holder of Warrants and/or Warrant Shares are also for the benefit of, and enforceable by, any subsequent holder of such Warrants and/or Warrant Shares. Except as provided in this Paragraph 2K, for assignments of rights and obligations to a transferee of shares of Company Securities or by operation of law, no party hereto shall make any assignment or transfer of any of its rights or obligations hereunder without the prior written consent of each of the other parties hereto, unless such assignment or transfer is to a Permitted Transferee of such party.

     2L. Exception for Pledge. The parties acknowledge that pursuant to the terms of a (a) Third Amended and Restated Pledge Agreement, dated as of January 13, 1999, as amended to date (the "Pledge Agreement"), by and between Austin Ventures III, Austin Ventures V, Capital Resource Lenders II, L.P. ("CRL"), Hull Family Limited Partnership, Robert Sherman, individually, Michael Gregory, individually, Michael Meyers, individually, and Stephen Hedrick, individually (collectively, the "Pledgors") and Canadian Imperial Bank of Commerce, as Administrative Agent, State Street Bank and Trust Company, for itself and as Documentation and Collateral Agent (the "Secured Party"), CIBC, Inc., Heller Financial, Inc., Chase Bank of Texas, National Association, Union Bank of Texas, N.A., Wells Fargo Bank (Texas) National Association, LaSalle National Bank and BankBoston, N.A. (collectively, the "Lenders"), (b) Pledge Agreement, dated as of April 27, 2001, as amended to date (the "ABRY/Windward/CRL Pledge Agreement"), by and between ABRY, Windward, CRL and the Lenders and (c) Pledge Agreement, dated as of January 18, 2002 (the "NML Pledge Agreement"), by and between The Northwestern Mutual Life Insurance Company ("NML") and the Lenders, certain Company Securities, as identified on Schedule I to the Pledge Agreement, the ABRY/Windward/CRL Pledge Agreement and the NML Pledge Agreement (collectively, the "Pledged Securities"), have been pledged by the Pledgors, ABRY, Windward, CRL and NML to the Secured Party for the benefit of the Lenders. The parties hereto acknowledge and consent to such pledge of the Pledged Securities and, notwithstanding any provision in this Agreement to the contrary, hereby agree that any purchaser of such Pledged Securities, including the Lenders, who acquires the Pledged Securities pursuant to the terms of the Pledge Agreement, the ABRY/Windward/CRL Pledge Agreement and the NML Pledge Agreement shall take the Pledged Securities free and clear of all terms of this Agreement and neither such Persons nor such Pledged Securities shall thereafter be subject to any term or condition of this Agreement.

                                     * * * *

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        COMPANY:

                                        MONITRONICS INTERNATIONAL, INC.


                                        By: /s/ James R. Hull
                                            ------------------------------------
                                            James R. Hull,
                                            President


                                        PURCHASERS:

                                        AUSTIN VENTURES III-A, L.P.


                                        By: AV Partners III, L.P.,
                                            Its General Partner


                                            By: /s/ Blaine F. Wesner
                                                --------------------------------
                                                Blaine F. Wesner,
                                                Authorized Signatory


                                        AUSTIN VENTURES III-B, L.P.


                                        By: AV Partners III, L.P.,
                                            Its General Partner


                                            By: /s/ Blaine F. Wesner
                                                --------------------------------
                                                Blaine F. Wesner,
                                                Authorized Signatory


                                        AUSTIN VENTURES V, L.P.


                                        By: AV Partners V, L.P.,
                                            Its General Partner


                                            By: /s/ Blaine F. Wesner
                                                --------------------------------
                                                Blaine F. Wesner,
                                                General Partner

                                        AUSTIN VENTURES V AFFILIATES FUND, L.P.


                                        By: AV Partners V, L.P.,
                                            Its General Partner


                                            By: /s/ Blaine F. Wesner
                                                --------------------------------
                                                Blaine F. Wesner,
                                                General Partner


                                        CAPITAL RESOURCE LENDERS II, L.P.


                                        By: Capital Resource Partners II, L.P.,
                                            Its General Partner


                                            By: /s/ Stephen M. Jenks
                                                --------------------------------
                                                General Partner


                                        WINDWARD CAPITAL PARTNERS II, L.P.


                                        By: Windward Capital GP II, LLC,
                                            Its General Partner


                                        By: /s/ Peter S. Macdonald
                                            ------------------------------------
                                            Peter S. Macdonald,
                                            Managing Member


                                        WINDWARD CAPITAL LP II, LLC


                                        By: /s/ Peter S. Macdonald
                                            ------------------------------------
                                            Peter S. Macdonald,
                                            Managing Member

                                        ABRY PARTNERS IV, L.P.


                                        By: ABRY Capital Partners, L.P.,
                                            Its General Partner


                                            By: ABRY Capital Partners, LLC,
                                                Its General Partner


                                                By /s/ illegible signature
                                                   -----------------------------
                                                   Name:
                                                   Title: Authorized Agent


                                        ABRY INVESTMENT PARTNERSHIP, L.P.


                                        By: ABRY Investment GP, LLC,
                                            Its General Partner


                                            By: /s/ illegible signature
                                                --------------------------------
                                                Name:
                                                Title: Authorized Agent


                                        THE NORTHWESTERN MUTUAL LIFE
                                        INSURANCE COMPANY


                                        By: /s/ Jeffrey J. Lueken
                                            ------------------------------------
                                            Name:
                                            Title: Authorized Agent


                                        COMMON SHAREHOLDERS:

                                        HULL FAMILY LIMITED PARTNERSHIP, L.P.


                                        By: James R. Hull Management Trust,
                                            Its General Partner


                                            By: /s/ James. R. Hull
                                                --------------------------------
                                                James R. Hull, Trustee


                                        /s/ Robert N. Sherman
                                        ----------------------------------------
                                        Robert N. Sherman

                                    EXHIBIT A

                     Addendum Agreement to Co-Sale Agreement

     This Addendum Agreement is executed on and effective as of ______________, by and among _____________ (the "New Shareholder"), the New Shareholder's Spouse (if any), and Monitronics International, Inc., a Texas corporation (the "Company").

     The Third Amended and Restated Co-Sale Agreement, dated as of January 18, 2002 (the "Co-Sale Agreement"), among the Company and certain shareholders of the Company provides that all persons prior to becoming shareholders of the Company must enter into an Addendum Agreement binding such person and such person's spouse (if any) to the Co-Sale Agreement to the same extent as if they were original parties thereto.

     Therefore, the New Shareholder and the spouse of the New Shareholder (if any) hereby agree to be bound by all terms and conditions of the Co-Sale Agreement to the same extent as if they were original signatories to the Co-Sale Agreement. This Addendum Agreement shall be attached to and become part of the Co-Sale Agreement.

                                        NEW SHAREHOLDER:


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Spouse of New Shareholder


                                        COMPANY:

                                        Monitronics International, Inc.


                                        By:
                                            ------------------------------------
                                        Title:

                          SCHEDULE OF PREFERRED HOLDERS

Austin Ventures III-A, L.P.
Austin Ventures III-B, L.P.
Austin Ventures V, L.P.
Austin Ventures V Affiliates Fund, L.P.
701 Brazos
Suite 1400
Austin, TX 78701
Facsimile: (512) 476-3952
Attn: Blaine F. Wesner

Capital Resource Lenders II, L.P.
c/o Capital Resource Partners
85 Merrimac Street
Suite 200
Boston, MA 02114
Facsimile: (617) 723-9819
Attn: Stephen M. Jenks

Windward Capital Partners II, L.P.
Windward Capital II L.P., LLC
1177 Avenue of the Americas
42nd Floor
New York, NY 10036
Facsimile: (212) 382-6534
Attn: Peter S. Macdonald

ABRY Partners IV, L.P.
ABRY Investment Partnership, L.P.
18 Newbury Street
Boston, MA 02116
Facsimile: (617) 859-7205
Attn: Jay Grossman

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                           SCHEDULE OF WARRANT HOLDERS

Capital Resource Lenders II, L.P.
c/o Capital Resource Partners
85 Merrimac Street
Suite 200
Boston, MA 02114
Facsimile: (617) 723-9819
Attn: Stephen M. Jenks

Austin Ventures III-A, L.P.
Austin Ventures III-B, L.P.
Austin Ventures V, L.P.
Austin Ventures V Affiliates Fund, L.P.
701 Brazos
Suite 1400
Austin, TX 78701
Facsimile: (512) 476-3952
Attn: Blaine F. Wesner

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
Facsimile: (414) 299-7124
Attn: Securities Department

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                         SCHEDULE OF COMMON SHAREHOLDERS

1.   Hull Family Limited Partnership, L.P.
     c/o Monitronics International, Inc.
     12801 Stemmons Freeway
     Suite 821
     Dallas, TX 75234

2.   Robert N. Sherman
     c/o Monitronics International, Inc.
     12801 Stemmons Freeway
     Suite 821
     Dallas, TX 75234